Exhibit 10.2

                           PURCHASE AND SALE AGREEMENT

                 THIS AGREEMENT made the 9th day of April, 2003

                                     BETWEEN

                          TOTAL BEVERAGE NETWORK, INC.

                      (HEREINAFTER CALLED THE "PURCHASER")

                                       AND

                  UNIVERSAL FLORIDA BEVERAGE DISTRIBUTORS, INC.

                 (HEREINAFTER COLLECTIVELY CALLED THE "SELLER")

         WHEREAS the Purchaser desires to purchase and the Seller desires to sell certain of its property, assets and rights, all upon and subject to the terms and conditions herein contained;

         NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and other valuable and good consideration, (the receipt and sufficiency of which is hereby acknowledged), the parties hereto agree as follows:

1. DEFINED TERMS

1.1 "DEFINED TERMS" Where used herein or in any amendments hereto, the following terms shall have the following meanings except as defined otherwise in this Agreement.

1.2 "ASSETS" means those assets to be conveyed hereunder as more fully set forth in the attached Schedule A.

1.3 "BUSINESS" means the business operations presently and heretofore carried on by Seller at its current place of business located at 1919 NW 19th Street, Bldg 1-A, Fort Lauderdale, FL 33311.

1.4 "BUSINESS DAY" means any day except Saturday, Sunday, or any statutory holiday in the State of Florida.

1.5 "CLOSING DATE" means the 9th day of April 2002 or such other date as may be mutually agreed upon in writing by the parties hereto.

1.6 "PURCHASE DOCUMENTS" means this Agreement and all other agreements, documents or instruments to be executed in connection with this Agreement.

2. PURCHASE OF ASSETS AND PURCHASE PRICE

         A. The Purchaser shall purchase from the Seller those Assets set forth on the attached Schedule A. All assets to be in good working condition.

         Seller will arrange for the assignment of its leasehold obligation at the Business location and as a condition precedent to Closing, Seller shall obtain the written consent of the Landlord.

         The Purchaser will also assume those liabilities set forth on the attached Schedule B.

         B. Purchaser shall pay Seller for those items set forth on Schedule "A" and the assumption of those liabilities set forth on Schedule B the following compensation:

         Seller shall receive 550,000 shares of Xstream Beverage Group, Inc., common stock (the "Shares"). Subject to the consent of any underwriters, in the event that Xstream should file a registration statement within the next two years, other than any registration under Form S-8, Xstream agrees to register those shares issued to Universal. The Shares to be issued under this agreement shall be restricted shares of common stock as that term is defined under Section 144 of the Securities Act of 1933, as amended. Xstream owns 100% of the issued and outstanding shares of common stock of the Purchaser.

3. ALLOCATION OF THE PURCHASE PRICE.

         The purchase price shall be allocated amongst the Assets as provided in Schedule A attached hereto, and each party shall file in a manner consistent therewith (i) the reports required under Section 1060 of the Internal Revenue Code of 1986, as amended, and (ii) their respective Federal, state and local tax returns.

4. CLOSING.

         Except as agreed otherwise by the parties, the closing of the transactions contemplated hereunder will take place on April 9, 2003 and the effective date of this Agreement shall be the date of execution by the last signatory to this Agreement. At the Closing, Seller shall deliver to Purchaser a duly executed bill of sale or bills of sale and such other instruments of transfer, in form and substance, satisfactory to the attorney for Purchaser with respect to the sale of the Assets as reasonably requested by Purchaser. By execution of the said Resolutions, the signatories do not make the representations and warranties contained in this Agreement, however, illustrates that the transactions contemplated in the Agreement are authorized on the assumptions that the representations and warranties are true and correct.

         At the Closing there shall also be delivered to the parties certified copies of resolutions of the board of directors and shareholders of Seller authorizing the transactions contemplated hereunder.

5. REPRESENTATIONS AND WARRANTIES BY SELLER.

         (i)      Seller  represents and warrants to Purchaser as follows:

         (a) Seller is a corporation duly organized and validly existing under the laws of the State of Florida. Seller has full power and authority to own the Assets and conduct its business and that the Assets are owned free and clear of all liabilities of any kind or nature without any liens or encumbrances.

         (b) The execution, delivery and performance of the Purchase Documents by Seller, and the consummation of the transactions contemplated hereby, will not with or without the giving of notice or the lapse of time or both:

               (i) violate any provision of law, statute, rule or regulation to which Seller is subject,

               (ii) violate any judgment, order, writ or decree to which Seller is a party or by which it is or may be bound; or

               (iii) to the knowledge of Seller, result in the breach of or conflict with any term, covenant, condition or provision of, or result in the modification or termination of, or constitute a default under or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the Assets being purchased hereunder, under the corporate charter or bylaws or any other agreement, understanding or instrument to which Seller is a party or by which it is or may be bound or affected.

         (c) All necessary corporate action has been taken by Seller to authorize the execution, delivery and performance of the Purchase Documents. The Purchase Documents have been duly and validly authorized, executed and delivered by Seller and constitute the valid and binding obligation of Seller enforceable against it in accordance with their respective terms.

         (d) All consents and approval required for transferring the Assets to Purchaser hereunder and for assigning the agreements, including without limitation all amendments, modifications, and supplements, whether written or oral "Agreements" and for performing Seller's obligations under the Purchase Documents have been obtained or will be obtained. No consent of any court, governmental agency or other public authority is required as a condition to the enforceability of the Purchase Documents.

         (e) Seller acknowledges that the Assets being transferred per Schedule "A" are not encumbered by any liens or the subject matter of any known or anticipated litigation Seller further acknowledges and agrees that the consideration paid by Buyer for Sellers' assets is fair and adequate consideration.

         (f) To the best of Seller's knowledge, Seller has conducted its business in compliance with all applicable federal, state and local laws, regulations and ordinances.

         (g) Seller has not received any notice that it is infringing upon the research, development, processes, methods, techniques, inventions, know how patents, patent rights, trade name, trademarks and service marks of any other party.

         (h) Seller is not a party to any written or oral employment, agency or commission agreement with any of its employees that cannot be terminated upon the closing date of this transaction without penalty. No employee, director, officer or stockholder (or any current or former family member thereof) of Seller, either individually or in any other capacity, has a claim of any kind against the Seller, and Seller has no obligation with respect to such person or entity, except the right to current salary or wages, accrued vacation pay, and reimbursable expenses arising in the ordinary course of business. Seller does not contribute to or sponsor any employee welfare or benefit plans, and is not subject to any collective bargaining agreement, for employees. its business and that the Assets are owned free and clear without any liens or encumbrances.

         (i) Seller is a sophisticated investor and understands the risks and uncertainties involved with the receipt of restricted common stock. Seller has had an opportunity to discuss the operations of Buyer's business with management and has been provided with any requested information. Seller has also reviewed the Buyer's filings on the SEC EDGAR database.

         (j) Seller shall provide Buyer with such financial information as may be necessary to complete an audit in accordance with those rules and regulations prescribed by the Securities and Exchange Commission. In the event that Seller is unable to supply the requested information and Purchaser is unable to conclude an audit of the Seller's business within 75 days of closing as prescribed by the Securities and Exchange Commission, then in that event, Purchaser may rescind this Agreement and all assets transferred in conjunction therewith shall be returned to the respective parties.

         (k) Seller has paid all personal and intangible property taxes due as a result of the ownership of the assets and there are no amounts due and owing for personal property or intangible property taxes.

6. REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser hereby represents and warrants to Seller as follows:

         (a) Purchaser is a corporation duly organized and validly existing under the laws of the State of Florida has full power and authority to own its property and conduct its business.

         (b) The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, will not with or without the giving of notice or the lapse of time or both:

               (i) violate any provision of law, statute, rule or regulation to which Purchaser is subject;

               (ii) violate any judgment, order, writ or decree to which Purchaser is a party or by which Purchaser is bound; or

               (iii) result in the modification or termination of, or constitute a default under the corporate charter or bylaws or any other agreement, understanding or instrument to which Purchaser is a party or by which Purchaser is or may be bound or affected.

         (c) All necessary corporate action has been taken by Purchaser to authorize the execution, delivery and performance of this Agreement, and the consummation of the transaction contemplated hereby. This Agreement, has been duly and validly authorized and is a binding obligation of Purchaser enforceable against it in accordance with its terms.

7. CONDITIONS TO THE OBLIGATIONS OF SELLER TO CLOSE

         The obligations of Seller under this Agreement are, at the option of Seller, subject to the fulfillment of the following conditions at, or prior to, the Closing Date:

7.01 Representations, Warranties and Covenants: All representations and warranties of Purchaser contained in this Agreement and in any statement, certificate, schedule or other document delivered pursuant hereto, on in connection herewith, shall have been true and accurate in all respects as of the date when made and as of the Closing Date.

7.02 Covenants etc. Purchaser shall have substantially performed and complied with each and every covenant, agreement and condition required by this Agreement to be performed or complied with prior to or at the Closing

8. CONDITIONS TO THE OBLIGATIONS OF PURCHASER TO CLOSE

         The obligations of Purchaser under this Agreement are, at the option of Purchaser, subject to the fulfillment of the following conditions at, or prior to, the Closing Date:

8.01 Representations, Warranties and Covenants. All representations and warranties of Seller contained in this Agreement and in any statement, certificate, schedule or other document delivered pursuant hereto, or in connection herewith, shall have been true and accurate in all respects as of the date when made and as of the Closing Date.

8.02 Covenants, Etc. Seller shall have substantially performed and complied with each and every covenant, agreement and condition required by this Agreement to be performed or complied with prior to Closing.

9. INDEMNIFICATIONS

9.01 Seller agrees to indemnify and hold harmless Purchaser from:

         a. Any and all damages or deficiencies resulting from any misrepresentation, breach of warranty or nonfulfillment of any covenants on the part of Seller under this Agreement.

          b. Any and all actions, suits, proceedings, demands, assessments, judgments, costs, reasonable attorneys' fees, expenses incident to any of the foregoing.

          c. Any and all liabilities as they relate to the personal property being transferred under this Purchase and Sale Agreement which are not specifically set forth.

9.02 Purchaser agrees to indemnify and hold Seller harmless from:

          a. Any and all damages or deficiencies resulting from any misrepresentation, breach of warranty or no fulfillment of any covenant on the part of Purchaser under this Agreement

          b. Any and all actions, suits, proceeding, demands, assessments, judgments, costs, reasonable attorney's fees and expenses incident to any of the foregoing.

9.03 Any party having an indemnification claim hereunder ("Indemnitee") shall give the other party "Indemnitor") prompt notice in writing of any claim by any third party which gives rise to a claim for indemnification hereunder, and of any alleged breach of any of the representations and warranties contained in this Agreement. As to any alleged breach of the representations or warranties, written notice shall contain a statement setting forth the nature of the alleged breach or breaches. The Indemnitor shall have thirty (30) days after the delivery of such notice to cure or contest any such claim by a third party or any such alleged breach or breaches. At its option, to be exercised within thirty (30) days of such notice, the Indemnitor may defend against any such action or proceeding with counsel of its choice, at the Indemnitor's expense, it being understood, however, that the Indemnitor's designation of counsel shall be subject to the approval of the indemnitee, which approval shall not be unreasonably withheld. Additionally, at its own expense the Indemnitee may participate in any such defense with counsel of its choice. As long as the defense is being handled by the Indemnitor, the Indemnitee shall not settle any such claim, action or proceeding without prior written consent of the Indemnitor, except that if the Indemnitee does elect to settle the matter without such consent, the Indemnitor shall be released from the terms of this indemnification. Notwithstanding the foregoing, in the event the Indemnitor elects not to defend any such claim, action, or proceeding, the Indemnitee may do so, in which event the Indemnitor shall continue to indemnify the Indemnitee for any liabilities, losses and damages incurred by the Indemnitee, including any settlement payments and for the reasonable costs and expenses of this counsel.

9.04 All indemnifications made herein by Purchaser and Seller shall survive the closing of this transaction and shall enure to the benefit of the Purchaser's and Seller's heirs, assigns, agents, principals, members and/or shareholders.

10. CONTINUING OBLIGATIONS OF THE PARTIES FOLLOWING CLOSING

10.01 Additional Documentation: The parties agree tha without the payment of additional consideration, each party will provide the other with such information as may be necessary to carry out the terms and conditions of this Agreement.

10.02 Employment Agreements: Purchaser shall enter into employment agreements with Spence Levy on terms mutually agreeable to the Purchaser and the respective parties and the said parties shall work on a full time basis and devote their full attention to the business of the Purchaser.

11. BREACH OR DEFAULT.

11.01 In the event of any breach of the terms and conditions of this Agreement by either party, the non breaching party shall put the breaching party on Notice thereof. Notice shall be in writing. Upon receipt of such notice, the breaching party will have ten (10) days to cure. In the event that the breach is not cured after notice and the expiration of any curative period, the breaching party shall be deemed in default under this Agreement.

12. MISCELLANEOUS.

12.01 This Agreement may not be assigned by Purchaser without the prior written consent of Seller whose consent cannot be unreasonably withheld.

12.02 Survival or Representations. The representations and warranties set forth herein shall survive the execution of this Agreement.

12.03 Entire Agreement. This Agreement constitutes the entir agreement between the parties with respect to the subject matter and shall not be change or amended without the prior written consent of all the parties hereto.

12.04 Governing Law and Disputes. This agreement shall be governed by and construed in accordance with the laws of the state of Florida. By entering into this Agreement, the parties agree to the jurisdiction of the courts in Palm Beach County, Florida.

12.05 Captions. The captions herein are for the convenience of the parties and are not to be constructed as part of the terms of this Agreement.

12.06 Waiver. Any waiver by either party of any breach of this Agreement shall not be considered a waiver of any subsequent breach.

12.07 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and mailed by registered or certified mail, postage prepaid return receipt requested, to the party to whom it is to be given.

12.08 Severability. In the event that any part of this Agreement is held to be unenforceable, then such provision shall in no way affect the other terms and provisions of this Agreement which shall remain in full force and effect.

12.09 Expenses. Each of the parties hereto shall bear its own expenses in connection with the transactions contemplated.

         IN WITNESS WHEREOF, the parties hereto have signed this Agreement under seal on the day and year first above written.

SELLER:

ATTEST:                            UNIVERSAL FLORIDA BEVERAGE DISTRIBUTORS, INC.

___________                        BY:  ________________________________
                                   ITS:  SPENCE LEVY, PRESIDENT

PURCHASER:

ATTEST:                            TOTAL BEVERAGE NETWORK, INC.

_____________                      BY: _________________________________
                                   ITS: BARRY WILLSON, PRESIDENT